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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

      Maryland                     000-23090                  52-1660951
  (State or Other           (Commission File Number)         (IRS Employer
    Jurisdiction                                           Identification No.)
  of Incorporation)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     (b) Resignation of Officer. Effective March 23, 2007, John Giovanazi, Senior Vice President of Lending will no longer be employed by the Company or the Bank.
     (c) Effective March 1, 2007 William Sherman was promoted to Senior Vice President of Lending and Michael Camiel was promoted to Senior Vice President of Credit Administration. Mr. Sherman, age 55, has been a commercial loan officer with Carrollton Bank for the last 5 years. Mr. Camiel, age 53, has been the chief credit officer for Carrollton Bank for the last 4 years. Prior to Carrollton Bank, Mr. Camiel was the relationship manager in the financing program for the Maryland Department of Business and Economic Development for 2 years.

Item 7.01.      Regulation FD Disclosure

     None

Item 9.01.      Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. Not applicable.
     (b) Pro forma financial information. Not applicable.
     (c) Exhibits. Not Applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CARROLLTON BANCORP

                                              By:  /s/ Robert A. Altieri
                                                   -----------------------------
                                              Name:  Robert A. Altieri
                                              Title: Chief Executive
                                                     Officer and President

Date: March 8, 2007


                                              By:  /s/ James M. Uveges
                                                   -----------------------------
                                              Name:  James M. Uveges
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Date March 8, 2007